--------------------------------------------------------------------------------

                                SOUND SHORE FUND
            TWO PORTLAND SQUARE, PORTLAND ME 04101 - 1-800-754-8758
--------------------------------------------------------------------------------

                                                               December 31, 2001

Dear Shareholder:

     The Sound Shore Fund ended 2001 with a net asset value of $30.58 after paying a year-end distribution of $2.80 on December 28, 2001, comprised of $2.76 of long-term gains and $0.04 of income. In the fourth quarter, the Fund rose 6.18% versus a rise of 10.69% for the S&P 500 Index, the Fund's benchmark. For the year, the Fund's total return was -0.81%, which, for the second consecutive year, compared favorably to the broad market averages which registered significant declines. The S&P 500 Index, declined -11.87% and the Nasdaq Composite, without income, fell -21.05% in 2001. The year again demonstrated our long held conviction that the careful execution of a disciplined, value driven investment strategy can produce long-term investment results with less risk. For the past ten years, the compound annual rate of increase for the Fund has been 14.87%, versus 12.93% for the S&P 500 Index.*

     The equity markets' strong performance in the fourth quarter was fueled by both the rapid progress made on the war in Afghanistan and emerging optimism about the prospects for an economic rebound in 2002. While the Federal Reserve cut rates three times over the course of the quarter, both short and long term market interest rates actually rose. In short, the difficult outlook priced into the market following the terrorist attacks and the start of the war, failed to materialize, and stocks rebounded sharply. Growth stocks outperformed value stocks (Russell 1000 Growth up 15.14% versus Russell 1000 Value up 7.37%) and smaller stocks beat larger ones. Technology and capital goods were the best performing sectors, while telecommunication, utilities, and healthcare were the worst.

     As is often the case, a broad range of stocks drove the Fund's performance in the fourth quarter. Interpublic, the largest U.S. advertising agency and media services company, increased after posting third quarter results that reflected improved operational execution and a possible bottom in the ad market. The position was acquired in the third quarter. Convergys, also acquired in the third quarter, reported strong earnings and a major new contract win. The company, the largest U.S. provider of wireless customer billing solutions, is poised to benefit from both strong industry subscriber growth, as well as new wireless applications, without the attendant infrastructure upgrade costs. Additional holdings, like Republic Services, Electronic Data Systems, Weatherford International, and Eaton Corporation also performed well in the fourth quarter.

     Despite the strong fourth quarter performance, 2001 was another difficult year for the equity markets. The S&P 500 declined for a second consecutive year, the first back-to-back annual decline


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
since 1974. Technology stocks continued their descent, and the Nasdaq added a 21.1% loss to 2000's 39.3% decline. Even traditionally defensive groups like healthcare and utilities suffered double-digit declines.

     After a remarkable nine-year advance, the economy finally paused in 2001, although the official pronouncement that the recession had begun in March did not come until December. Corporate profits, already suffering from the slowdown, were further impacted by the terrorist attacks. It is now estimated that full year 2001 earnings for the S&P 500 declined -23%, in sharp contrast to the 10% gain forecast this time last year.

     We believe that our ability to exceed the market's return during this difficult period (as well as in each the past two years) is in large part a consequence of our focus on the fundamental earnings and valuation discipline that underpins our investment process. While others were proclaiming the virtues of the new investing paradigm of the late 1990s, we adhered to our belief that any potential investment can be ruined by an excessive entry price.

     We used weakness in the healthcare group to acquire positions in Guidant, Boston Scientific, Mylan Labs, Pharmacia, and Oxford Health, and to build the sector into the portfolio's largest single industry weighting. Both Guidant and Boston Scientific subsequently rose sharply on good earnings and excitement over progress in their separate drug coated stent development efforts. Pharmacia rose on early approval of its second-generation Cox II inhibitor, Bextra. Mylan Labs rose on strong earnings and continued recognition of its leading generic drug pipeline. A take-over proposal drove performance for CenturyTel. Additional strength was provided by off-price retailer TJX Companies, technology services provider Electronic Data Systems, and Equifax, a credit service company.

     Strong earnings and an attractive valuation, however, did not always produce positive results. Both HCA, Inc. and Freddie Mac met or exceeded expectations for robust earnings growth, yet their share prices declined. Despite significant progress in its transformation from a utility conglomerate to a focused rural telephone service provider, Citizens Communications declined over industry concerns. The fundamental deterioration in Compaq's business overwhelmed a severely depressed valuation and the position was sold. In addition, several energy related holdings fell as a result of weaker energy pricing. As always, we are evaluating every position carefully to balance fundamental prospects with opportunities for improved valuation.

     In the unending debate upon when our economic and stock market stars will align, we do not profess expertise. We are encouraged, however, that the depth and duration of the market downturn has reduced many past excesses and tempered investor expectations. The Federal Reserve has clearly done its part with an unprecedented eleven decreases in the target Federal Funds Rate from


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6 1/2% to 1 3/4% over the course of the past year. Similarly, the war on terrorism, which has served as a catalyst in strengthening our nation, is progressing more rapidly and successfully than expected.

     The thoughtful focus on investment fundamentals remains at the core of our low absolute and relative P/E value strategy. We continue to find investment opportunities that we believe match our requirements for meaningful potential reward with moderate downside risk.

     Please  visit  our  website  at   www.soundshorefund.com   for   additional
information. We thank you for your support.

Sincerely,

/s/ T. GIBBS KANE, JR.

T. GIBBS KANE, JR.

* THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. PLEASE SEE PAGE 4 FOR ADDITIONAL FUND PERFORMANCE. FOR MORE CURRENT FUND PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE OR CALL (800) 551-1980.

     THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX MEASURES THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PRICE-TO-EARNINGS RATIO (P/E RATIO) IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS.

     THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2001 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS
FIRST  PUBLISHED  OR ANYTIME  THEREAFTER.  THESE  VIEWS ARE  INTENDED  TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/02).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     The following chart reflects a ten year comparison in the change in value of a $10,000 investment in Sound Shore Fund, Inc. (the "Fund"), including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard & Poor's 500 Index (the "S&P 500") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance cannot predict nor guarantee future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance.

                       SOUND SHORE FUND VS. S&P 500 INDEX

--------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------
                                                                1 Year     5 Year    10 Year
Sound Shore Fund                                                 (0.81)%   11.18%     14.87%
S&P 500 Index                                                   (11.87)%   10.70%     12.93%

Value on 12/31/01
Sound Shore Fund: $40,002
S&P 500 Index: $33,725

                                                     SOUND SHORE FUND                    S&P 500 INDEX
                                                     ----------------                    -------------
12/91                                                     10000                              10000
                                                          10198                               9814
                                                          10481                               9941
                                                          10422                               9748
                                                          10428                              10034
                                                          10481                              10083
                                                          10428                               9933
                                                          11032                              10338
                                                          10720                              10127
                                                          10933                              10246
                                                          11317                              10281
                                                          11981                              10630
12/92                                                     12117                              10761
                                                          12281                              10851
                                                          12273                              10998
                                                          12841                              11231
                                                          12542                              10959
                                                          12788                              11251
                                                          12729                              11284
                                                          12624                              11239
                                                          12908                              11664
                                                          12818                              11572
                                                          13148                              11812
                                                          13118                              11699
12/93                                                     13567                              11841
                                                          14052                              12243
                                                          13863                              11911
                                                          13493                              11393
                                                          13534                              11539
                                                          13559                              11728
                                                          13353                              11440
                                                          13560                              11816
                                                          14097                              12299
                                                          13816                              11999
                                                          13849                              12268
                                                          13485                              11822
12/94                                                     13607                              11997
                                                          13853                              12308
                                                          14381                              12787
                                                          14681                              13163
                                                          14795                              13551
                                                          15543                              14091
                                                          15974                              14418
                                                          16293                              14896
                                                          16488                              14934
                                                          16807                              15563
                                                          16550                              15508
                                                          17330                              16188
12/95                                                     17672                              16500
                                                          17944                              17061
                                                          18294                              17219
                                                          18761                              17385
                                                          19501                              17641
                                                          20416                              18095
                                                          20134                              18164
                                                          19353                              17362
                                                          20065                              17729
                                                          21090                              18726
                                                          21646                              19242
                                                          23461                              20696
12/96                                                     23551                              20286
                                                          24712                              21552
                                                          24972                              21721
                                                          24050                              20831
                                                          25037                              22073
                                                          26686                              23416
                                                          27945                              24465
                                                          30467                              26411
                                                          30348                              24932
                                                          32457                              26297
                                                          31087                              25420
                                                          31359                              26595
12/97                                                     32124                              27052
                                                          32001                              27351
                                                          34396                              29322
                                                          35576                              30823
                                                          35801                              31133
                                                          34328                              30598
                                                          33718                              31840
                                                          32163                              31502
                                                          27880                              26952
                                                          28838                              28679
                                                          31960                              31009
                                                          32828                              32888
12/98                                                     33539                              34782
                                                          32905                              36236
                                                          31512                              35110
                                                          32124                              36515
                                                          34615                              37929
                                                          34672                              37034
                                                          35680                              39088
                                                          34476                              37869
                                                          32330                              37681
                                                          31274                              36649
                                                          32591                              38968
                                                          32716                              39760
12/99                                                     33556                              42100
                                                          32212                              39985
                                                          31347                              39229
                                                          35127                              43064
                                                          34353                              41769
                                                          34251                              40912
                                                          33123                              41920
                                                          33830                              41266
                                                          36592                              43827
                                                          37368                              41514
                                                          38976                              41338
                                                          37413                              38081
12/00                                                     40328                              38268
                                                          38641                              39625
                                                          39287                              36014
                                                          39502                              33734
                                                          39969                              36353
                                                          41225                              36597
                                                          40587                              35707
                                                          40851                              35355
                                                          40407                              33144
                                                          37673                              30469
                                                          37086                              31050
                                                          39052                              33431
12/01                                                     40002                              33725


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              FACE/SHARE         MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
COMMON STOCK (98.1%)
-------------------------------------------------------------------------------------------

BANKS (2.9%)
U.S. Bancorp                                                    1,425,400    $   29,833,622
                                                                             --------------
CAPITAL GOODS (10.4%)
Eaton Corp.                                                       303,000        22,546,230
Republic Services, Inc.+                                        1,589,700        31,746,309
Textron, Inc.                                                     705,200        29,237,592
Thermo Electron Corp.+                                          1,012,600        24,160,636
                                                                             --------------
                                                                                107,690,767
                                                                             --------------
COMMUNICATIONS (13.3%)
CenturyTel, Inc.                                                1,100,800        36,106,240
Citizens Communications Co.+                                    2,105,400        22,443,564
Liberty Media Corp.+                                            2,165,000        30,310,000
Sprint Corp. (FON Group)                                        1,049,400        21,071,952
Telephone & Data Systems, Inc.                                    306,000        27,463,500
                                                                             --------------
                                                                                137,395,256
                                                                             --------------
CONSUMER PRODUCTS (1.1%)
Kimberly-Clark Corp.                                              185,800        11,110,840
                                                                             --------------
ENERGY (4.2%)
USX-Marathon Group, Inc.                                          927,700        27,831,000
Weatherfold International, Inc.+                                  410,600        15,298,956
                                                                             --------------
                                                                                 43,129,956
                                                                             --------------
FINANCIAL (4.3%)
Federal Home Loan Mortgage Corp.                                  391,600        25,610,640
Stilwell Financial, Inc.                                          704,100        19,165,602
                                                                             --------------
                                                                                 44,776,242
                                                                             --------------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              FACE/SHARE         MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
HEALTHCARE (17.0%)
Boston Scientific Corp.+                                          789,300    $   19,037,916
Guidant Corp.+                                                    455,500        22,683,900
HCA -- The Healthcare Co.                                         756,000        29,136,240
Mylan Laboratories, Inc.                                          935,300        35,073,750
Omnicare, Inc.                                                    736,700        18,329,096
Oxford Health Plans, Inc.+                                        726,400        21,893,696
Pharmacia Corp.                                                   250,000        10,662,500
Triad Hospitals, Inc.+                                            651,700        19,127,395
                                                                             --------------
                                                                                175,944,493
                                                                             --------------
INSURANCE (15.0%)
Aetna, Inc.                                                       609,000        20,090,910
Allstate Corp.                                                    635,100        21,402,870
Ambac Financial Group, Inc.                                       430,500        24,908,730
AON Corp.                                                         890,500        31,630,560
Berkshire Hathaway A+                                                 426        32,205,600
MBIA, Inc.                                                        460,000        24,669,800
                                                                             --------------
                                                                                154,908,470
                                                                             --------------
PROFESSIONAL SERVICES (9.0%)
Cendant Corp.+                                                    735,400        14,421,194
Convergys Corp.+                                                  723,900        27,139,011
Equifax, Inc.                                                     861,400        20,802,810
Interpublic Group of Cos., Inc.                                 1,032,900        30,511,866
                                                                             --------------
                                                                                 92,874,881
                                                                             --------------
RETAIL (8.4%)
Kroger Co.+                                                     1,452,800        30,319,936
Safeway, Inc.+                                                    800,200        33,408,350
TJX Cos., Inc.                                                    568,600        22,664,396
                                                                             --------------
                                                                                 86,392,682
                                                                             --------------
SPECIALTY CHEMICALS (2.1%)
Engelhard Corp.                                                   785,000        21,728,800
                                                                             --------------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              FACE/SHARE         MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
TECHNOLOGY (4.0%)
Cypress Semiconductor Corp.+                                      485,000    $    9,666,050
Electronic Data Systems Corp.                                     465,400        31,903,170
                                                                             --------------
                                                                                 41,569,220
                                                                             --------------
UTILITIES (6.4%)
Duke Energy Corp.                                                 607,700        23,858,302
Dynegy, Inc.                                                      423,500        10,799,250
Kinder Morgan, Inc.                                               456,900        25,444,761
SCANA Corp.                                                       207,300         5,769,159
                                                                             --------------
                                                                                 65,871,472
                                                                             --------------
TOTAL COMMON STOCK (COST $832,349,351)                                       $1,013,226,701
                                                                             --------------

U.S. TREASURY BILLS (1.9%)
U.S. Treasury Bills, 1.68%, 1/10/02                           $20,000,000    $   19,992,022
                                                                             --------------
TOTAL U.S. TREASURY BILLS (COST $19,991,725)                                 $   19,992,022
                                                                             --------------

SHORT-TERM HOLDINGS (3.4%)
-------------------------------------------------------------------------------------------
Deutsche Cash Management Fund                                  27,769,101    $   27,769,101
Daily Assets Cash Fund                                          4,048,576         4,048,576
Daily Assets Government Obligations Fund                        3,773,638         3,773,638
                                                                             --------------
TOTAL SHORT-TERM HOLDINGS (COST $35,591,315)                                 $   35,591,315
                                                                             --------------
TOTAL INVESTMENTS (103.4%) (COST $887,932,391)                               $1,068,810,038
OTHER ASSETS LESS LIABILITIES (-3.4%)                                           (35,152,191)
                                                                             --------------
NET ASSETS (100.0%) (33,798,434 SHARES OUTSTANDING)                          $1,033,657,847
                                                                             ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                    $        30.58
                                                                             ==============


 + Non-income producing security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                MARKET
                                                                                VALUE
                                                                            --------------
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
Par Value                                                                   $       33,798
Paid in Capital                                                                855,137,866
Undistributed Net Investment Income                                                    149
Unrealized Appreciation on Investments                                         180,877,647
Accumulated Net Realized Loss from Investments                                  (2,391,613)
                                                                            --------------
NET ASSETS                                                                  $1,033,657,847
                                                                            ==============


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
     Dividends..............................................        $  11,795,558
     Interest...............................................            2,153,626
                                                                    -------------
          Total Income......................................           13,949,184
                                                                    -------------
Expenses:
     Investment Adviser fee (Note 3)........................            8,026,416
     Administrator fee (Note 3).............................            1,071,689
     Transfer agent fee (Note 3)............................            1,070,189
     Custodian fee (Note 3).................................              121,654
     Accounting fee (Note 3)................................               60,000
     Legal fee..............................................               20,709
     Auditing fee...........................................               27,900
     Directors' fees and expenses (Note 3)..................               38,890
     Miscellaneous..........................................              120,118
                                                                    -------------
          Total Expenses....................................           10,557,565
     Expenses Reimbursed (Note 3)...........................              (22,092)
                                                                    -------------
     Net Expenses...........................................           10,535,473
                                                                    -------------
Net Investment Income.......................................            3,413,711
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold.......................           93,273,572
Net change in unrealized appreciation of investments........         (106,993,281)
                                                                    -------------
Net realized and unrealized loss on investments.............          (13,719,709)
                                                                    -------------
Net decrease in net assets resulting from operations........        $ (10,305,998)
                                                                    =============


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

                                                              FOR THE               FOR THE
                                                             YEAR ENDED            YEAR ENDED
                                                            DECEMBER 31,          DECEMBER 31,
                                                                2001                  2000
                                                           --------------        --------------
Operations:
     Net investment income.........................        $    3,413,711        $    4,378,167
     Net realized gain on investments sold.........            93,273,572           108,132,626
     Net change in unrealized appreciation of
       investments.................................          (106,993,281)           63,838,310
                                                           --------------        --------------
     (Decrease) increase in net assets from
       operations..................................           (10,305,998)          176,349,103
Dividends to shareholders from net investment
  income...........................................            (3,354,885)           (4,434,878)
Dividends to shareholders from net realized
  gains............................................           (90,051,740)          (45,999,579)
Dividends to shareholders in excess of net realized
  gains............................................                    --            (2,752,292)++
Capital share transactions (Note 5)................            35,481,990          (196,009,255)
                                                           --------------        --------------
     Total decrease................................           (68,230,633)          (72,846,901)
Net assets:
     Beginning of the year.........................         1,101,888,480         1,174,735,381
                                                           --------------        --------------
     End of the Year (Including line (A))..........        $1,033,657,847        $1,101,888,480
                                                           ==============        ==============
     (A) Accumulated undistributed (distributions
         in excess of) net investment income.......        $          149        $      (58,677)
                                                           ==============        ==============


 ++ Distributions in excess of realized gain are the result of timing issues.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was  incorporated on February 19, 1985, as a
no-load,   diversified,   open-end  management   investment  company  under  the
Investment Company Act of 1940, as amended (the "1940 Act").

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     a) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on the Fund's business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     c) DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from accounting principles


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     generally accepted in the United States of America. These differences are due primarily to differing treatment of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     d) FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets plus a $1,500 tax fee.

Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ sub-custodians. For its services, the Custodian receives a fee from the Fund at an annual rate as follows: 0.01% for the first $1 billion in Fund assets, 0.0075% for the Fund assets between $1-$2 billion, 0.005% for Fund assets between $2-$6 billion and 0.025% for Fund assets greater than $6 billion. The Custodian receives an annual maintenance fee of $2,400 plus certain transaction fees.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fees due to the advisor and other related parties in the amount of $658,768 and $222,016, respectively, are payable at December 31,2001.

FAdS has voluntarily undertaken to assume certain expenses of the Fund. For the period ended December 31, 2001, FAdS reimbursed expenses in the amount of $22,092.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2001, aggregated $1,061,093,874 and $1,070,699,148, respectively.

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2001 was $890,324,004. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $187,923,333 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $9,437,299.

5.  CAPITAL STOCK

As of December 31, 2001, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $855,171,664. Transactions in capital stock were as follows:

                                              FOR THE                         FOR THE
                                             YEAR ENDED                      YEAR ENDED
                                         DECEMBER 31, 2001               DECEMBER 31, 2000
                                    ----------------------------    ----------------------------
                                      SHARES          AMOUNT          SHARES          AMOUNT
                                      ------          ------          ------          ------
Sale of Shares....................    9,892,704    $ 324,536,435     11,995,367    $ 370,057,862
Reinvestment of dividends.........    2,759,152       85,068,422      1,487,453       49,842,568
Redemption of shares..............  (11,545,750)    (374,122,867)   (20,654,217)    (615,909,685)
                                    -----------    -------------    -----------    -------------
Net increase (decrease) from
  capital transactions............    1,106,106    $  35,481,990     (7,171,397)   $(196,009,255)
                                    ===========    =============    ===========    =============

Of the 33,798,434 shares outstanding as of December 31, 2001, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 318,925 shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.  FUND DIRECTORS & OFFICERS (UNAUDITED)

The following is relevant information regarding each Director and Officer of the
Fund:

                                         POSITION(S)              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE
NAME, ADDRESS AND AGE                     WITH FUND                      YEARS AND OTHER DIRECTORSHIPS
---------------------                    -----------              --------------------------------------------
DIRECTORS
Dr. D. Kenneth Baker                     Director Since           Trustee, Harvey Mudd College.
  3088 Fairway Woods,                    March 4, 1987            President (retired), Harvey Mudd College.
  Carolina Trace
  Sanford, North Carolina 27330
  Born: October 1923

Harry Burn, III, M.B.A.*                 Chairman Since           Chairman and Director, Sound Shore
  8 Sound Shore Drive                    Sept. 22, 1992           Management, Inc. since 1978.
  Greenwich, Connecticut 06836           and Director
  Born: January 1944                     Since April 3, 1985

Charles J. Hedlund                       Director Since           Member, Board of Trustees, American
  58 Country Road South                  April 3, 1985            University in Cairo.
  Village of Golf, Florida 33436                                  Member, Board of Trustees, Conservation
  Born: November 1917                                             International of Washington, D.C.

T. Gibbs Kane, Jr.*                      President and            President and Director, Sound Shore
  8 Sound Shore Drive                    Director Since           Management, Inc. since 1978.
  Greenwich, Connecticut 06836           April 3, 1985
  Born: May 1947
John L. Lesher                           Director Since           President, Resource Evaluation, Inc. since
  470 June Road                          April 3, 1985            March 1994. Member of the Board, Resource
  Stamford, Connecticut 06903                                     Evaluation, Ltd. Member of the Board, First
  Born: February 1934                                             Industrial Real Estate Trust.

John J. McCloy II                        Director Since           Director, Noise Cancellation Technologies,
  313 Stanwich Road                      April 3, 1985            Inc. Director, Passenger Express.
  Greenwich, Connecticut 06830                                    Director, EPT Technologies.
  Born: November 1937                                             Director, Geo History.
                                                                  Trustee, American University in Cairo.

Walter R. Nelson                         Director Since           President (retired), Nelson Publications, an
  60 Kirby Lane                          Sept. 16, 1993           information provider to the financial
  Rye, New York 10580                                             services
  Born: November 1932                                             and investment industry.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.  FUND DIRECTORS & OFFICERS (UNAUDITED) (CONTINUED)


                                         POSITION(S)              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE
NAME, ADDRESS AND AGE                     WITH FUND                      YEARS AND OTHER DIRECTORSHIPS
---------------------                    -----------              --------------------------------------------
OFFICERS
John Y. Keffer                           Vice President           Director, Forum Financial Group, LLC for
  Two Portland Square                    Since June 26, 1991      more than five years. Sole shareholder
  Portland, Maine 04101                                           (directly and indirectly) Forum Financial
  Born: July 1942                                                 Group LLC, which owns (directly or
                                                                  indirectly) Forum Administrative Services,
                                                                  LLC, Forum Shareholder Services, LLC,
                                                                  Forum Fund Services, LLC, Forum
                                                                  Accounting Services, LLC and Forum Trust,
                                                                  LLC. Officer, Director or Trustee, various
                                                                  funds managed and distributed by Forum
                                                                  Fund Services, LLC and Forum
                                                                  Administrative Services, LLC.

Ronald H. Hirsch                         Treasurer Since          Managing Director of Operations and
  Two Portland Square                    Oct. 28, 1999            Finance, Forum Financial Group since
  Portland, Maine 04101                                           September 1999. Member of the Board,
  Born: October 1943                                              Citibank Germany from 1991 to 1998.

Shanna S. Sullivan                       Secretary Since          Vice President, Treasurer, Secretary and
  8 Sound Shore Drive                    Oct. 1, 1985             Director, Sound Shore Management, Inc. since
  Greenwich, Connecticut 06836                                    1979.
  Born: August 1945

Ellen S. Smoller                         Assistant Secretary      Equity Trader, Sound Shore Management,
  8 Sound Shore Drive                    Since Oct. 1, 1985       Inc. since 1984.
  Greenwich, Connecticut 06836
  Born: April 1959

D. Blaine Riggle                         Assistant Secretary      Counsel, Forum Financial Group, LLC since
  Two Portland Square                    Since Jan. 28, 1999      1998. Associate Counsel, Wright Express
  Portland, Maine 04101                                           Corporation from 3/97 - 1/98. Associate at
  Born: November 1966                                             the law firm of Friedman, Babcock &
                                                                  Gaythwaite from 1994 - 3/97. Officer,
                                                                  various funds managed and distributed by
                                                                  Forum Fund Services, LLC and Forum
                                                                  Administrative Services, LLC


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.  FUND DIRECTORS & OFFICERS (UNAUDITED) (CONTINUED)


                                         POSITION(S)              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE
NAME, ADDRESS AND AGE                     WITH FUND                      YEARS AND OTHER DIRECTORSHIPS
---------------------                    -----------              --------------------------------------------
Cheryl O. Tumlin                         Assistant Secretary      Counsel, Forum Financial Group, LLC since
  Two Portland Square                    Since Jan. 24, 2002      November 2001, and 1996 through 1999
  Portland, Maine 04101                                           Counsel, I-many, Inc. 1999 through 2001
  Born: June 1966                                                 Staff Attorney, United States Securities and
                                                                  Exchange Commission, January 1995
                                                                  through July 1996. Associate, Robinson
                                                                  Silverman, Pearce, Aronsohn & Berman,
                                                                  September 1991 through January 1995.
                                                                  Officer, various funds managed and
                                                                  distributed by Forum Administrative
                                                                  Services, LLC and Forum Fund Services,
                                                                  LLC.

Dawn L. Taylor                           Assistant Treasurer      Tax Manager, Forum Financial Group, LLC
  Two Portland Square                    Since Jan. 28, 1999      since 1997. Senior Tax Accountant, Purdy,
  Portland, Maine 04101                                           Bingham & Burrell, LLC from 1/97 - 10/97.
  Born: May 1964                                                  Senior Fund Accountant, Forum Financial
                                                                  Group, LLC from 9/94 - 10/97. Tax
                                                                  Consultant, New England Financial Services
                                                                  from 6/86 - 9/94. Officer, various funds
                                                                  managed and distributed by Forum Fund
                                                                  Services, LLC and Forum Administrative
                                                                  Services, LLC.

EACH DIRECTOR OVERSEES THE FUND, WHICH IS THE ONLY PORTFOLIO WITHIN THE COMPLEX. THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS. THE SAI IS AVAILABLE FOR FREE, BY CONTACTING THE FUND AT (888) 314-9049.

* THE DIRECTORS ARE CONSIDERED "INTERESTED PERSONS" WITHIN THE MEANING OF THE 1940 ACT. MR. KANE IS PRESIDENT/DIRECTOR AND MR. BURN IS CHAIRMAN/DIRECTOR OF THE ADVISER.

7.  FEDERAL TAX STATUS (UNAUDITED)

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction is 100.00%. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $90,051,740 as capital gain dividends for the taxable year.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                               2001         2000         1999         1998         1997
                                               ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period......      $33.70       $29.47       $29.62       $28.57       $21.71
                                                ------       ------       ------       ------       ------
Investment Operations
    Net investment income.................        0.10         0.14         0.17         0.21         0.12
    Net realized and unrealized gain
       (loss) on investments..............       (0.36)        5.79        (0.15)        1.05         7.75
                                                ------       ------       ------       ------       ------
Total from Investment Operations..........       (0.26)        5.93         0.02         1.26         7.87
                                                ------       ------       ------       ------       ------
Distributions From
    Net investment income.................       (0.10)       (0.14)       (0.17)       (0.20)       (0.12)
    In excess of net investment income....          --           --(a)         --(a)         --         --(a)
    Net realized gains....................       (2.76)       (1.47)          --           --        (0.87)
    In excess of net realized gain........          --        (0.09)(c)         --         --        (0.02)(c)
    Return of capital.....................          --           --           --        (0.01)          --
                                                ------       ------       ------       ------       ------
Total Distributions.......................       (2.86)       (1.70)       (0.17)       (0.21)       (1.01)
                                                ------       ------       ------       ------       ------
Net Asset Value, End of Period............      $30.58       $33.70       $29.47       $29.62       $28.57
                                                ======       ======       ======       ======       ======
Total Return..............................       (0.81)%      20.18%        0.05%        4.40%       36.40%
Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)..............................  $1,033,658   $1,101,888   $1,174,735   $1,961,487   $1,313,686
Ratios to Average Net Assets:
    Expenses (net of reimbursement).......        0.98%        0.98%        0.98%        0.99%        1.08%
    Expenses (gross)(b)...................        0.99%        0.99%        0.98%        1.00%        1.10%
    Net Investment Income.................        0.32%        0.44%        0.50%        0.77%        0.62%
Portfolio Turnover Rate...................         104%          98%          41%          44%          53%

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Reflects expense ratio in the absence of expense reimbursement.

(c) Distributions in excess of realized gains are the result of timing issues.


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SOUND SHORE FUND, INC.

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2002


--------------------------------------------------------------------------------

This report is submitted for the general infor-         ANNUAL REPORT
mation of the shareholders of the Fund. It is
not authorized for distribution to prospective
investors in the Fund unless preceded or
accompanied by an effective prospectus,                 DECEMBER 31, 2001
which includes information regarding the
Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.                                  SOUND
                                                        SHORE
Two Portland Square                                     FUND
Portland, ME 04101
htt://www.soundshorefund.com



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